Prepaid Expenses and Other Assets, Net	12 Months Ended
Dec. 31, 2024
Prepaid Expenses and Other Assets, Net [Abstract]
PREPAID EXPENSES AND OTHER ASSETS, NET
4.	PREPAID EXPENSES AND OTHER ASSETS, NET

Prepaid expenses and other assets, net, consisted of the following:

	As of December 31,
	2023	2024
Prepaid expenses and other current assets, net:
Prepaid expenses (1)	$2,671,937	$2,320,000
Receivables from third parties (2)	1,537,597	1,267,001
Receivables from disposal of long-term investment (3)	774,659	753,497
Value-added tax (“VAT”) receivables	93,947	296,872
Rent deposits	13,310	128,165
Others	142,103	54,782
Prepaid expenses and other current assets	$5,233,553	$4,820,317
Allowance for credit losses (1) (2) (3)(5)	-	(4,027,585)
Prepaid expenses and other current assets, net	$5,233,553	$792,732
Prepaid expenses and other non-current assets:
Prepaid case acceptance fee (4)	$3,598,769	$3,500,459
Long-term receivables from third parties (5)	3,000,000	3,000,000
Others	401,588	177,269
Prepaid expenses and other non-current assets	$7,000,357	$6,677,728
Allowance for credit losses (5)	-	(3,000,000)
Prepaid expenses and other non-current assets, net	7,000,357	3,677,728
Total	$12,233,910	$4,470,460

(1)	In March 2023, the Group appointed Lucky Panda Pte. Ltd to provide marketing solution, social media operations and public relationship services in respect to the Group’s business development in the Southeast Asia region, with a service period from April 1, 2023 to March 31, 2026. Therefore, the Group made a prepayment of $3 million for the service, including $1.8 million for the joint developing and creating of an AI content platform. The prepayment of the business development related service will be settled based on the service rendered. The Group recognized the settlement of $610,000 and $170,000 into promotional service expenses for the years ended December 31, 2023 and 2024, respectively. For the year ended December 31, 2024, the Group recognized credit losses amounting to $2,220,000 on the remaining prepayment, following management’s decision to terminate the AI content platform development due to a shortage of supporting human resources required to collaborate on the project.

(2)	Receivables from third parties mainly includes funds lent to third parties. In October 2023, the Group entered into agreement to lend $774,659 to a third party, with maturity of one year and annual interest rate of 6.8%. Additionally, the loan term was extended for another one year. In March and May 2024, the Group lent another $68,500 and $27,400 to the above third party, with maturity of one year and annual interest rate of 3.45%. For the year ended December 31, 2024, the Group recorded credit losses of $826,004 for the receivables based on the management’ estimation of the collectability of the receivables from the third parties.

The Group established business partnership with some of the third parties and provided funds to support their business operation. Due to the third parties deteriorated financial position affected by COVID -19, the Group recorded credit losses and wrote off the receivables before 2023. In 2023, the Group entered into settlement agreement with one of the third party, pursuant to which the Group was entitled to receive $1,151,860 from the third party to settle the receivable. The Group recorded recoveries of the credit losses of $1,090,759 during the year ended December 31, 2023.

(3)

In September 2023, the Group entered into an agreement with a third party to dispose 11% of the shares of Zhizhen Guorui held by the Group with a total consideration of RMB5,500,000 (equivalent to $753,497), and recognized a gain on disposal of $44,297. For the year ended December 31, 2024, the Group recorded credit losses for the above receivable based on the managements’ estimation of the collectability of the receivable from the third party.

(4)	Prepaid case acceptance fee is the expense paid by the plaintiff in advance according to PRC law when the court decides to accept civil cases, economic dispute cases, maritime cases and administrative cases. The court charged the case acceptance fee of $3.6 million in proportion to the claim amount of the lawsuit between the Group and Apple. The claim amount was RMB10 billion, approximately $1,370 million. The lawsuit is not expected to close within the one year and the amount is recognized in non-current portion of prepaid expenses.

(5)	In March 2023, the Group entered into agreement to lend $3 million to Tackle Finance Limited, with maturity of one year and annual interest rate of 5%. In March 2024, the Group entered into a supplemental agreement to extend the maturity of the borrowing for another two years. For the year ended December 31, 2024, the Group recorded credit losses for the above receivable amounting to $3 million, along with interest receivable of $239,808 based on the management’ estimation of the collectability of the receivable from Tackle Finance Limited.

For the years ended December 31, 2022, 2023 and 2024, the Group wrote off receivables from third parties of $2,201,448, $22,342 and nil, respectively.